UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 5, 2014

Date of report (Date of earliest event reported)

LifeLock, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35671	56-2508977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East Rio Salado Parkway

Suite 400

Tempe, Arizona 85281

(Address of Principal Executive Offices) (Zip Code)

(480) 682-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 5, 2014, the Audit Committee of our Board of Directors (the “Audit Committee”), after discussion with management and Ernst & Young LLP (“EY”), our independent registered public accounting firm, determined that the following financial statements previously filed with the Securities and Exchange Commission (the “SEC”) should no longer be relied upon: (1) the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013; (2) the unaudited condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013, and September 30, 2013; and (3) the unaudited condensed consolidated financial statements included our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014. Similarly, related press releases, EY’s reports on the consolidated financial statements as of and for the year ended December 31, 2013 and the effectiveness of internal control over financial reporting as of December 31, 2013, management’s report on the effectiveness of internal control over financial reporting as of December 31, 2013, and stockholder communications describing our financial statements for these periods should no longer be relied upon.

As previously disclosed in our press release dated October 29, 2014 announcing our financial results for the third quarter ended September 30, 2014 and during the conference call and webcast held the same day discussing those results, both of which were furnished as exhibits to, and incorporated by reference into, our Current Report on Form 8-K filed with the SEC on October 30, 2014, we determined that we had incorrectly accounted for our share-based compensation expense in prior periods. In connection with the preparation of our financial statements for the third quarter ended September 30, 2014, we reviewed the calculation of the volatility assumption within the Black-Scholes option pricing model used to compute our share-based compensation expense since our initial public offering in October 2012. Based on this review, we determined that there was an error in the formula used to calculate the annualized volatility, which resulted in a higher volatility and, accordingly, we materially overstated share-based compensation expense for the impacted periods described above.

We intend to file with the SEC as soon as practicable an amendment to our Annual Report on Form 10-K for the year ended December 31, 2013 (the “Form 10-K/A”) and an amendment to our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014 (the “Form 10-Q/As”), together with our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. The Form 10-K/A will include restated audited consolidated financial statements for the year ended December 31, 2013 and restated unaudited condensed consolidated financial information for the quarters ended March 31, 2013, June 30, 2013, September 30, 2013, and December 31, 2013. The Form 10-Q/As will include restated unaudited condensed consolidated financial statements for the three months ended March 31, 2014 and March 31, 2013 and for the three and six months ended June 30, 2014 and June 30, 2013.

As a result of this error, we will restate our consolidated financial statements for the year ended December 31, 2013 and for the quarters ended March 31, 2014 and June 30, 2014. We expect to record a decrease in our share-based compensation expense for the year ended December 31, 2013 of approximately $3.6 million and, accordingly, we expect to record an increase of approximately $2.2 million in our net income available to common stockholders for such period (including a reduction of income tax benefit of approximately $1.4 million for such period). We also expect to record a decrease in our share-based compensation expense for the quarters ended March 31, 2014 and June 30, 2014 of approximately $1.5 million and approximately $2.1 million, respectively, and, accordingly, we expect to record an decrease of approximately $0.9 million and approximately $1.3 million, respectively, in our net loss available to common stockholders for such periods (including a reduction of income tax benefit of approximately $0.6 million for the quarter ended March 31, 2014 and a reduction of income tax benefit of approximately $0.8 million for the quarter ended June 30, 2014). As share-based compensation expense is a non-cash item, there is no impact to net cash provided by operating activities in any period and there is no impact on our previously reported amounts for adjusted net income, adjusted EBITDA, and free cash flow. As part of the restatement, we also expect to record a decrease in income tax benefit and deferred tax assets, net – non-current of approximately $0.2 million to correct an error identified during the finalization of our income tax return for the year ended December 31, 2013.

The Audit Committee and our management discussed with EY the matters disclosed under this Item 4.02(a).

This Current Report on Form 8-K contains “forward-looking” statements, as that term is defined under the federal securities laws. Forward-looking statements include, among others, statements about our plans to restate our consolidated financial statements and amend prior SEC filings, the timing of such restatement, and the restatement’s effect on our prior consolidated financial statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on our current assumptions, expectations, and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties, and changes in circumstances that may cause our actual results, performance, or achievements to differ materially from those expressed or implied in any forward-looking statement, including, among others, the timing and nature of the final resolution of the accounting issues discussed in this Current Report on Form 8-K; any delay in the filing of required periodic reports with the SEC; the timing and results of the review of the effectiveness of internal control over financial reporting (and related internal controls) and disclosure controls and procedures; whether the review is expanded to additional matters beyond internal controls and disclosure controls and procedures; changes in the adjustments in this Current Report on Form 8-K due to the audit of our annual financial statements; the SAS 100 review of quarterly financial statements; our responses to potential comments from the SEC Staff; whether a restatement of financial results will be required for other accounting issues for the same or other periods in addition to the restatement currently expected by management; additional uncertainties related to accounting issues generally; adverse effects on our business as a result of the restatement process or the review of the effectiveness of internal control over financial reporting and disclosure controls and procedures or the reactions to such event by our members and vendors, or increased regulatory, media, or financial reporting issues and practices, rumors, or otherwise; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; and volatility of our stock price. In addition, please refer to the risk factors contained in our SEC filings available at http://investor.lifelock.com/ or www.sec.gov, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, we assume no obligation and do not intend to update any forward-looking statement to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOCK, INC.

Date: November 10, 2014	By:	/s/ Todd Davis
Todd Davis
Chairman and Chief Executive Officer